SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 1, 2007
United Bankshares, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	No. 0-13322	55-0641179

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
300 United Center
500 Virginia Street, East
Charleston, West Virginia 25301
(Address of Principal Executive Offices)
(304) 424-8800
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On March 1, 2007, Richard M. Adams, Chairman of the Board and Chief Executive Officer and Steven E. Wilson, Executive Vice President and Chief Financial Officer of United Bankshares, Inc. (“United”) are scheduled to make a presentation regarding United’s financial performance, corporate objectives and recent announcement of its merger with Premier Community Bankshares, Inc. (“Premier”) at Keefe, Bruyette & Woods’ 2007 Regional Bank Conference in Boston, Massachusetts.
     A copy of the slide presentation to be used at this conference will be available on United’s web site at www.ubsi-wv.com and is attached as Exhibit 99.1 within this Current Report on Form 8-K and incorporated herein by reference.
Cautionary Language About Forward-Looking Statements
The attached slide presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including certain plans, expectations, goals, and projections, and including statements about the benefits of the merger between United and Premier, which are subject to numerous assumptions, risks, and uncertainties. These forward-looking statements are based upon the current beliefs and expectations of the respective managements of United and Premier and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of United and Premier. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The earnings estimates contained within the slide presentation are based upon consensus information of analysts from the Institutional Brokers Estimate System (I/B/E/S). These earnings estimates are not necessarily those of United’s and Premier’s management and thus are not intended to be earnings guidance. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of United and Premier may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) the regulatory approvals required for the merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the stockholders of Premier may fail to approve the merger; (6) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which United and Premier are engaged; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in United’s and Premier’s markets could adversely affect operations; (10) an economic slowdown could adversely affect credit quality and loan originations; and (11) the involvement of the United States and its allies in the war in southwest Asia could have unpredictable negative affects on United’s and Premier’s businesses and the economy. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Premier’s and United’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with and furnished to the Securities and Exchange Commission and available on the SEC’s Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning any goals, objectives, the proposed transaction or other matters attributable to United or Premier or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. United and Premier caution the foregoing list of factors is not exclusive. Neither United nor Premier assume any obligation to update any forward-looking statement.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits.
     99.1 Slide package to be presented on March 1, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.

Date: March 1, 2007	By:	/s/ Steven E. Wilson
Steven E. Wilson, Executive Vice
President, Treasurer, Secretary and Chief Financial Officer